                                                                     EXHIBIT T3F


                       PENNSYLVANIA GAS AND WATER COMPANY

          Reconciliation and tie between Trust Indenture Act of 1939 and Indenture of Mortgage and Deed of Trust dated as of March 15, 1946, and as supplemented by twenty-nine supplemental indentures, and to be supplemented by a Thirtieth Supplemental Indenture (collectively, the "Mortgage Indenture").

Trust Indenture Act Section                          Mortgage Indenture Section
---------------------------                          --------------------------
   (S) 310(a)(1).....................................13.01, 4.08
            (a)(2)...................................13.01, 4.08
            (a)(3)...................................13.19
            (a)(4)...................................Not Applicable
            (a)(5)...................................13.14
            (b)......................................13.14
            (c)......................................Not Applicable
   (S) 311(a)........................................13.15
       (b)...........................................13.15
       (c)...........................................Not Applicable
   (S) 312(a)........................................6.01, 6.02(a)
       (b)...........................................6.02(b)
       (c)...........................................6.02(c)
   (S) 313(a)........................................6.04(a)
       (b)...........................................6.04(b)
       (c)...........................................6.04(c)
       (d)...........................................6.04(d)
   (S) 314(a)........................................6.03
       (b)...........................................4.13
       (c)...........................................3.06, 3.07, 3.08, 3.11,
                                                     4.16, 8.03, 8.04, 8.05
                                                     8.06, 8.11, 8.14
       (d)...........................................3.06, 8.03, 8.11, 1.03(i)
       (e)...........................................1.03(f), 1.03
       (f)...........................................Not Applicable

Trust Indenture Act Section                          Mortgage Indenture Section
---------------------------                          --------------------------
   (S) 315(a)........................................13.02, 13.06
       (b)...........................................9.02
       (c)...........................................13.02
       (d)...........................................13.03
       (e)...........................................13.10
   (S) 316(a)(1)(A)..................................9.16
       (a)(1)(B).....................................9.21
       (a)(2)........................................Not Applicable
       (b)...........................................9.17
       (c)...........................................Not Applicable
   (S) 317(a)(1).....................................9.11
       (a)(2)........................................9.11
       (b)...........................................13.09
   (S) 318(a)........................................17.05

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Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Mortgage Indenture.